AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (the “Guarantee”) is made and entered into March 7, 2008, by each of the entities listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, including its successors and assigns, as administrative agent for the Lenders under the Credit Agreement described below (the “Agent”).

In order to induce the Lenders to continue existing, and to make new, loans to K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), in accordance with the Seventh Amended and Restated Credit Agreement of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the “Credit Agreement”) by and among the Borrower, Hovnanian Enterprises, Inc. (one of the Guarantors), the Agent, and the Lenders now or hereafter party thereto (the “Lenders”), each Guarantor hereby unconditionally and irrevocably guarantees, and becomes surety as though it was a primary obligor for, the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of all Obligations (as defined in the Credit Agreement), both those now in existence and those that shall hereafter be made, of the Borrower and each and every other Loan Party to the Agent and the Lenders, or any of their respective Affiliates, under the Credit Agreement and the Notes issued by the Borrower in connection therewith and any of the other Loan Documents, together with any extensions, renewals, replacements or refundings thereof and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney’s fees) (hereinafter referred to as the “Guaranteed Indebtedness”), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged (other than as a result of the full indefeasible payment thereof) or is for any reason invalid or unenforceable.

1.          Definitions. Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

2.          Guaranty. Each Guarantor agrees to make full payment forthwith upon demand of the Agent when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower or any other Guarantor to the Lenders, whether at stated maturity, by declaration, acceleration or otherwise. Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred: (i) the Agent has made any demand on the Borrower or any other Guarantor; (ii) the Agent has taken any action of any nature against the Borrower or any other Guarantor; (iii) the Agent has pursued any rights which it has against any other Person who may be liable for the Guaranteed Indebtedness; (iv) the Agent holds or has resorted to any security for the Guaranteed Indebtedness; or (v) the Agent has invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness. Each Guarantor further agrees to make full payment to the Lenders even if circumstances exist which otherwise constitute a legal or equitable discharge of such Guarantor as surety or guarantor.

3.          Representations and Warranties. The terms, conditions and provisions of Section 5.1 [Representations and Warranties] of the Credit Agreement are incorporated herein by reference as if fully set forth in this Guarantee. The Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, make the representations and warranties set forth in Section 5.1 [Representations and Warranties] of the Credit Agreement to the Agent and to each of the Lenders on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Section 6.1 [First Loans and Letters of Credit] and Section 6.2 [Each Additional Loan or Letter of Credit] of the Credit Agreement. In addition, each Guarantor warrants to the Agent and the Lenders that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent or any Lender regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and any Lender that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

4.          Waiver as to Enforcement, Etc. Until all of the Guaranteed Indebtedness is paid in full, each Guarantor waives and agrees not to enforce any of the rights of such Guarantor against the Borrower or the other Guarantors or the Agent and the Lenders, as the case may be, including, but not limited to: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Lenders which might otherwise arise from payment by any Guarantor to the Lenders on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of any Guarantor to require the marshalling of assets. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

5.          Waivers as to Lender Remedies. Each Guarantor waives promptness and diligence by the Lenders with respect to its rights under the Credit Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

6.          Waivers as to Certain Notices. Each Guarantor waives any and all notice, disclosure and demand : (i) with respect to acceptance by the Agent on behalf of the Lenders of this Guarantee; (ii) with respect to the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; (iii) with respect to any default in connection with the Guaranteed Indebtedness; and (iv) of any other nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor.

7.          Waivers as to Presentment, Etc. Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

8.          Obligations Absolute. The obligations of the Guarantors hereunder and under each of the Security Documents shall not be discharged or impaired or otherwise diminished by the failure, default, omission, or delay, willful or otherwise, by any Lender, the Agent, the Borrower, any Guarantor or any other obligor on any of the Guaranteed Indebtedness, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity. Each of the Guarantors agrees that the Guaranteed Indebtedness will be paid and performed strictly in accordance with the terms of the Loan Documents. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time and without any notice to any Guarantor, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

(a)        Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Indebtedness and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guaranteed Indebtedness, any of the terms of the Loan Documents, or any rights of the Agent or the Lenders or any other Person with respect thereto;

(b)        Any increase, decrease, or change in the amount, nature, type or purpose of, or any release, surrender, exchange, compromise, extension, indulgence with respect to payment of or settlement, renewal or waiver of, any of the Guaranteed Indebtedness (whether or not contemplated by the Loan Documents as presently constituted); any waiver or change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guaranteed Indebtedness including without limitation, the rate of interest charged to the Borrower or any Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; any execution or delivery of any additional Loan Documents; or any amendment, restatement, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Indebtedness;

(c)        Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Indebtedness; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents or under in circumstances in which any condition to such extensions of credit has not been satisfied; any forbearance, exercise or non-exercise, or any other failure, omission, breach, default, delay, release, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower any Guarantor or any other Person under or in connection with any Loan Document or any of the Guaranteed Indebtedness; any refusal of payment or performance of any of the Guaranteed Indebtedness, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Indebtedness) to other obligations, if any, not entitled to the benefits of this Guarantee, in preference to Guaranteed Indebtedness entitled to the benefits of this Guarantee, or if any collections are applied to Guaranteed Indebtedness, any application to particular Guaranteed Indebtedness; any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Indebtedness), which results in denial or impairment of the right of the Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Indebtedness; and any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like;

(d)        Any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, exchange, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Agent or the Lenders, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Indebtedness;

(e)        Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Agent or the

Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

(f)         Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other person with respect to any Loan Document or any of the Guaranteed Indebtedness; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Indebtedness; or

(g)        Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guaranteed Indebtedness in full.

9.          Joint and Several Obligations. Each Guarantor agrees to be jointly and severally bound by the terms of this Guarantee and jointly and severally liable under this Guarantee. As a result of such liability, each Guarantor acknowledges that the Lenders may, in their sole discretion, elect to enforce this Guarantee for the total Guaranteed Indebtedness against any Guarantor without any duty or responsibility to pursue the other Guarantors and that such an election by the Lenders shall not be a defense to any action the Agent on behalf of the Lenders may elect to take against any Guarantor.

10.        Set-Off, Default Payments by Borrower. If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), any Lender and any branch, subsidiary or affiliate of any Lender anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of any Guarantor by any Lender or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Guarantor with any Lender or such branch, subsidiary or affiliate. Such right shall exist whether or not any Lender shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to any Lender. Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms each Lenders rights and each such branch’s, subsidiary’s and affiliate’s rights of banker’s lien and set-off.

11.        Additional Guaranteed Indebtedness. Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional Obligations or other obligations, fees and expenses to the Lenders under the Credit Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed Indebtedness and subsequently incur additional Obligations to the Lenders under the Credit Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Lenders will rely in any such case upon this Guarantee and the enforceability thereof against each Guarantor and that this Guarantee shall remain in full force and effect with respect to such future Obligations of the Borrower to the Lenders and such Obligations shall for all purposes constitute Guaranteed Indebtedness.

12.        Reinstatement. Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Lenders to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Lenders for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by any Lender, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Lenders had not been made.

13.        Amendments and Waivers. Each Guarantor agrees that no failure or delay on the part of any Lender or of the Agent on behalf of the Lenders to exercise any of its rights, powers or privileges under this Guarantee shall be a waiver of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent’s or of any Lenders’ rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. Each Guarantor further agrees that no waiver or modification of any rights of the Lenders or of the Agent under this Guarantee shall be effective unless in writing and signed by each Lender and the Agent. Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of any Lender or of the Agent in any other respect.

14.        Payment of Fees and Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by the Agent on behalf of the Lenders in enforcing this Guarantee against any Guarantor.

15.        Governing Law. Each Guarantor agrees that this Guarantee and the rights and obligations of the parties under this Guarantee shall be governed by, and construed and interpreted in accordance with, the Law of the State of New.

16.        Acknowledgment of Receipt of Document. Each Guarantor acknowledges that in addition to binding itself to this Guarantee, at the time of execution of this Guarantee, the Agent offered to such Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

17.        Binding Effect; Assignment. Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations hereunder or any interest herein. Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Lenders in connection with any assignment or transfer of the Guaranteed Indebtedness and (ii) this Guarantee shall inure to the benefit of the Lenders, and their successors and assigns.

18.        Default. Each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs and continues to exist an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Section 8.1.13 [Involuntary Proceedings] or Section 8.1.14 [Voluntary Proceedings] of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

19.        Cumulative Remedies. Each Guarantor agrees that the enumeration of the Lenders’ rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by any of the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

20.        Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to each of the Guarantors at the address set forth below the heading “Guarantors” on Schedule 1.1(B) of the Credit Agreement in the manner provided in Section 10.6 [Notices] of the Credit Agreement.

21.	Severability; Modification to Conform to Law.

(a)        Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable against a Guarantor, in such jurisdiction shall, as to such jurisdiction and such Guarantor, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or against any other Guarantor;

(b)        ;Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents in respect of the Guaranteed Indebtedness shall in no event exceed the amount which can be guaranteed by such Guarantor under the applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 31 hereof);

(c)        Each Guarantor agrees that the Guaranteed Indebtedness may at any time and from time to time exceed the amount of the liability of such Guarantor as may be determined under clause (b) above without impairing the guarantee contained in the Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

22.        WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE. EACH GUARANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY EACH GUARANTOR, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE LENDERS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

23.        Submission to Jurisdiction and Waiver. Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York, and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Guarantee or any Loan Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 20 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit any Lenders right to bring any suit, action or other proceeding against any Guarantor or any of any Guarantor’s assets or to serve process on any Guarantor by any means authorized by Law.

24.        Other Waivers. Each Guarantor waives all defenses based on suretyship not specifically waived.

25.        Release of Guarantor. A Guarantor may be released of its obligations hereunder in accordance with and upon satisfaction of the terms and conditions of Section 2.11.1 of the Credit Agreement. No notice of such release of any Guarantor shall be required to be given to any Guarantor and each Guarantor hereby consents thereto.

26.        Credit Agreement Incorporated by Reference. All of the terms, conditions and provisions of Section 5 [Representations and Warranties], Section 7.1 [Affirmative Covenants], Section 7.2 [Negative Covenants] and Section 7.3 [Reporting Requirements] of the Credit Agreement are incorporated herein by reference as if fully set forth herein. Each of the Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the representations and warranties set forth in Section 5 [Representations and Warranties] of the Credit Agreement, comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply with Section 7.3 [Reporting Requirements] of the Credit Agreement. In particular, each of the Guarantors shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Guarantee as a Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins this Guarantee as a Guarantor pursuant to Section 27 below or (iii) any Non-Restricted Person. To the extent that the obligations set forth in Section 7.3 [Reporting Requirements] of the Credit Agreement are obligations which, by their nature, can only be performed and/or satisfied by the Borrower and/or by Hovnanian, each of the Guarantors shall fully cooperate with the Borrower and with Hovnanian in their respective efforts to comply with their respective obligations set forth therein.

27.        Joinder of Guarantor. Any Subsidiary of Hovnanian which is required to join this Guarantee as a Guarantor pursuant to Section 26 hereof or which is to become a Restricted Subsidiary shall execute and deliver to the Agent (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor this Guarantee; and (ii) at the request of the Agent, documents in the forms described in Section  6.1 [First Loans and Letters of Credit] of the Credit Agreement, modified as appropriate to relate to such new Guarantor. Such new Guarantor shall deliver such Guarantor Joinder and any related documents that the Agent may reasonably request to the Agent after the formation thereof and its designation as a Restricted Subsidiary, and such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

28.        Survival. All of the representations and warranties of the Guarantors contained herein (either directly or indirectly) or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of the Credit Agreement by any other party, including the Agent and the Lenders, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Guarantors contained in this Guarantee shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit under the Credit Agreement, and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit.

29.        Termination. Notwithstanding the other provisions contained herein, at such time as the Guaranteed Indebtedness shall have been indefeasibly paid in full, this Guarantee and all obligations of the Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of the Guarantors, following any such termination, the Agent shall execute and deliver to the Guarantors such documents as the Guarantors shall reasonably request to evidence such termination.

30.        Subordination. Each Guarantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, all Indebtedness owing to it by the Borrower, Hovnanian or any Subsidiary of the Borrower or Hovnanian shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Indebtedness.

31.        Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms of Section 4 hereof. The provisions of this Section 31 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder

32.        Amendment; No Novation. Each of the Guarantors confirms that the Amended and Restated Guaranty and Suretyship Agreement made as of May 31, 2006 by the Guarantors in favor of the Agent (the “Prior Guaranty Agreement”), the Prior Credit Agreement, and the other Loan Documents, prior to giving effect to the Credit Agreement and this Amended and Restated Guaranty and Suretyship Agreement, have at all times, since the date of their respective original execution and delivery, remained in full force and effect and the Prior Guaranty Agreement has continued to guaranty, the Guaranteed Indebtedness (as originally defined therein and as amended) which is continued as the Guaranteed Indebtedness as amended hereby. Each of the Guarantors and Lenders acknowledge and agree that the amendment and restatement of the Prior Guaranty Agreement and the other Loan Documents by or in connection with the Credit Agreement is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Prior Credit Agreement or any of the other original Loan Documents, and this Guarantee and the other Loan Documents are entitled to all rights and benefits originally pertaining to the Prior Credit Agreement and the other original Loan Documents.

33.        Authorization of Amendment. Each of the Guarantors authorizes and consents to the Borrower and Hovnanian executing and consummating the Amendment of even date herewith pursuant to which the Sixth Amended and Restated Credit Agreement dated as of May 31, 2006 was amended and restated by the Credit Agreement dated of even date herewith.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

[SIGNATURE PAGE 1 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

IN WITNESS WHEREOF, each Guarantor and the Agent, intending to be legally bound, have executed this Guarantee on the date first above written.

HOVNANIAN ENTERPRISES, INC.

By: Name:	______________________________________ Kevin C. Hake
Title:	Senior Vice-President -- Finance and Treasurer

EASTERN TITLE AGENCY, INC.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

By: __________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: __________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 2 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT CHAPARRAL, INC.

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

By: ___________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ___________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 3 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TROVATA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

By: _________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: _________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 4 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF VIRGINIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

By: ___________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ___________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 5 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN FORECAST HOMES NORTHERN, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

By: ___________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ____________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 6 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MCNJ, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WH LAND I, INC.

WH PROPERTIES, INC.

By: ___________________________________________
Kevin C. Hake

On behalf of, and as Senior Vice-President -- Finance and Treasurer of each of the foregoing corporations

Attest: ___________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 7 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company
By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT CIDER MILL, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 8 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WH/PR LAND COMPANY, LLC

WOODLAND LAKES CONDOS AT BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 9 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

ALFORD, L.L.C.

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN FRANCUSCUS HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT BELMONT OVERLOOK, L.L.C.

K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.

K. HOVNANIAN HOMES AT VICTORIA STATION, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 10 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.

K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT ALLENDALE, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BARNEGAT III, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 11 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHESTERFIELD II, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 12 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOVER, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 13 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GALLOWAY, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 14 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT HAZLET, L.L.C.

K. HOVNANIAN AT HILLTOP, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 15 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 16 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MILLVILLE III, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 17 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 18 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 19 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT PRINCETON LANDING, L.L.C.

K. HOVNANIAN AT PRINCETON NJ, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 20 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPARTA, L.L.C.

K. HOVNANIAN AT SPRINGCO, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT TRENTON, L.L.C.

K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 21 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 22 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLASSICS CIP, L.L.C.

K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.

K. HOVNANIAN HOMES – DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN INVESTMENTS II, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 23 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

TERRAPIN REALTY, L.L.C.

KHIP, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

            By:         ________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 24 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

F&W MECHANICAL SERVICES, L.L.C.

By:	K. Hovnanian Holdings NJ, L.L.C., as the managing member of the foregoing limited liability companies.
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 25 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

HUDSON POINTE JOINT DEVELOPMENT, L.L.C.

By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ___________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 26 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

By:	Hudson Pointe Joint Development, L.L.C., its sole member
By:	K. Hovnanian Hudson Pointe Investments, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ___________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 27 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

PARK TITLE COMPANY, L.L.C.

By:	K. Hovnanian of Houston II, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ___________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 28 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

PI INVESTMENTS II, L.L.C.

By:	K. Hovnanian Investments II, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: ___________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 29 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

By:	PI Investments II, L.L.C., its sole member
By:	K. Hovnanian Investments II, L.L.C., its sole member
By:	K. Hovnanian Holdings NJ, L.L.C., its sole member
By:	K. Hovnanian Developments of New Jersey, Inc., as member

By: _________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 30 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 3 CHAPMAN, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By: ___________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ___________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 31 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT LAKE HILLS, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.

K. HOVNANIAN AT MATSU, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT ORANGE HEIGHTS, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROSEMARY LATANA, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By: ___________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ___________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 32 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN INTERNATIONAL, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 33 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 34 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

BUILDER SERVICES, PA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT ALLENBERRY, L.L.C.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMPHILL, L.L.C.

K HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K HOVNANIAN AT FORKS TWP. I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT LOWER MORELAND III, L.L.C.

K. HOVNANIAN AT MACUNGIE, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT PHILADELPHIA II, L.L.C.

K. HOVNANIAN AT PHILADELPHIA III, L.L.C.

K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 35 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 36 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 37 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of the foregoing limited liability company.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 38 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, L.L.C.

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

NEW LAND TITLE AGENCY, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 39 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT RIDGESTONE, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 40 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

MILLENNIUM TITLE AGENCY, LTD.

By:	K. Hovnanian Oster Homes, L.L.C., its sole member
By:	K. Hovnanian Developments of Ohio, Inc., as member

By: _______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 41 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 42 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

M&M AT CHESTERFIELD, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 43 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

M & M AT COPPER BEECH, L.L.C.

M & M AT CRESCENT COURT, L.L.C.

M&M AT EAST RUTHERFORD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M & M AT STATION SQUARE, L.L.C.

M & M AT UNION, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT THE CHATEAU, L.LC.

M&M AT WEST ORANGE, L.L.C.

M&M AT WESTPORT, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, L.P., as the sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 44 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT PRIMERA, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	K. Hovnanian Homes - DFW, L.L.C., as the sole member of the foregoing limited liability company.

By:	K. Hovnanian Holdings NJ, L.L.C., as the sole member of the foregoing limited liability company.

By: ______________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 45 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

BUILDER SERVICES NY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HAMPTONBURGH, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES AT NASSAU GROVE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 46 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of North Carolina, Inc., as the sole member of the foregoing limited liability company.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 47 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

By:	K. Hovnanian Homes of North Carolina, Inc. as the sole member of the foregoing limited liability companies
By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 48 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN HOMES OF INDIANA, L.L.C.

By:	K. Hovnanian Developments of Indiana, Inc., as the sole member of the foregoing limited liability company.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ______________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.

By:	K. Hovnanian Developments of Kentucky, Inc., as the sole member of the foregoing limited liability companies.

By: _____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 49 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.

By:	K. Hovnanian Developments of Connecticut, Inc., as the sole member of the foregoing limited liability company.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

By:	K. Hovnanian Developments of Illinois, Inc., as the sole member of the foregoing limited liability company.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

By:	K. Hovnanian Developments of Georgia, Inc., as the sole member of each of the foregoing limited liability companies.

By: ____________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ____________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 50 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

By:	Washington Homes, Inc., as sole member of each of the foregoing limited liability companies.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________

Peter S. Reinhart

Secretary

K. HOVNANIAN AT EWING, L.L.C.

By:	K. Hovnanian at Lakewood, Inc., as sole member of the foregoing limited liability company

By: _________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 51 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

K. HOVNANIAN POLAND, SP. Z.O.O.

By:	Hovnanian Enterprises, Inc., as member.

By: ______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________________

Peter S. Reinhart

Secretary

AND
By:	K. Hovnanian International, Inc., as member.

By: ________________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: ________________________________________

Peter S. Reinhart

Secretary

[SIGNATURE PAGE 52 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By: _______________________________________

Kevin C. Hake

Senior Vice-President -- Finance and Treasurer

Attest: _______________________________________

Peter S. Reinhart

Secretary

Address for Notices for each of the foregoing Guarantors:

c/o K. Hovnanian Enterprises, Inc.

110 West Front St., P.O. Box 500

Red Bank, NJ 07701

Attention: Kevin C. Hake

Telephone: (732) 747-7800

Telecopy: (732) 747-6835

[SIGNATURE PAGE 53 OF 53 TO THE AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,

as Agent

By:	_____________________________
Name:	_____________________________
Title:	_____________________________